UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 9, 1997


                                FRED MEYER, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  1-13339               91-1826443
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(State or other jurisdiction of    (Commission            (IRS Employer
 incorporation or organization)      File No.)          Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                        97202
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(Address of principal executive offices)                   (Zip Code)


                                 (503) 232-8844
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                            Meyer-Smith Holdco, Inc.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

     On September 9, 1997, upon filing a Certificate of Merger with the Delaware Secretary of State, Fred Meyer, Inc., a Delaware corporation formerly known as Meyer-Smith Holdco, Inc. (the "Company"), succeeded to the businesses of Fred Meyer Stores, Inc., a Delaware corporation formerly known as Fred Meyer, Inc. ("Fred Meyer"), and Smith's Food & Drug Centers, Inc., a Delaware corporation ("Smith's"), as a result of mergers through which Fred Meyer and Smith's have become wholly owned subsidiaries of the Company (collectively, the "Merger"). The Merger, as contemplated by the Agreement and Plan of Reorganization and Merger dated May 11, 1997 between Fred Meyer and Smith's Food & Drug Centers, Inc., was approved by the stockholders of Fred Meyer and Smith's at separate stockholders meetings held on September 8, 1997, for which proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Company's common stock, $.01 par value, is registered under Section 12(b) of the Exchange Act by operation of Rule 12g-3(d) under the Exchange Act.

     The Joint Proxy Statement/Prospectus dated August 6, 1997, which is part of the Registration Statement on Form S-4 (No. 333-32927), filed by the Company contains information regarding the Merger, is filed as an exhibit to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

         The audited financial statements of Fred Meyer for the three previous fiscal years, and the accountants' report related thereto, set forth in Fred Meyer's Annual Report on Form 10-K for the fiscal year ended February 1, 1997, as amended by Form 10-K/A dated May 20, 1997 and Forms 10-K/A dated August 6, 1997, and the unaudited financial statements for the period ended May 24, 1997 set forth in Fred Meyer's Quarterly Report on Form 10-Q for the quarter ended May 24, 1997, as amended by Forms 10-Q/A dated August 6, 1997, are filed as an exhibit to this Report and are incorporated herein by reference.

         The audited financial statements of Smith's for the three previous fiscal years, and the accountants' report related thereto, set forth in Smith's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, as amended by Form 10-K/A dated April 7, 1997 and Form 10-K/A dated August 6, 1997, and the unaudited financial statements for the period ended July 5, 1997 set forth in Smith's Quarterly Report on Form 10-Q for the quarter ended July 5, 1997 are filed as an exhibit to this Report and are incorporated herein by reference.


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
     (b) Pro forma financial information.

         The information set forth under the caption "Unaudited Pro Forma Condensed Combined Financial Statements" in the Joint Proxy Statement/Prospectus dated August 6, 1997, which is part of the Registration Statement on Form S-4 (No. 333-32927), filed by the Company is filed as an exhibit to this Report and is incorporated herein by reference.


     (c) Exhibits.

         2.1 Agreement and Plan of Reorganization and Merger dated as of May 11, 1997. Incorporated by reference to Exhibit 99.1 to Fred Meyer, Inc.'s Current Report on Form 8-K dated May 11, 1997.

         23.1  Consent of Deloitte & Touche LLP.

         23.2  Consent of Ernst & Young LLP.

         99.1 Joint Proxy Statement/Prospectus dated August 6, 1997, which is part of the Registration Statement on Form S-4 (No. 333-32927), filed by the Company.

         99.2 Financial Statements for Fred Meyer, Inc. prior to the Merger from the Annual Report on Form 10-K for the fiscal year ended February 1, 1997, as amended, and Quarterly Report on Form 10-Q for the quarter ended May 24, 1997, as amended.

         99.3 Financial Statements for Smith's from Smith's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, as amended, and Quarterly Report on Form 10-Q for the quarter ended July 5, 1997.


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
                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: September 11, 1997

                                       FRED MEYER, INC.



                                       By: DAVID R. JESSICK
                                           -------------------------------------
                                           David R. Jessick
                                           Chief Financial Officer and
                                           Senior Vice President, Finance


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
                                  EXHIBIT INDEX


                                                                      Sequential
Exhibit No.   Description                                              Page No.
-----------   -----------                                             ----------

       2.1 Agreement and Plan of Reorganization and Merger dated May 11, 1997. Incorporated by reference to Exhibit 99.1 to Fred Meyer, Inc.'s Current Report on Form 8-K dated May 11, 1997. 23.1 Consent of Deloitte & Touche LLP

       23.2   Consent of Ernst & Young LLP

       99.1 Joint Proxy Statement/Prospectus dated August 6, 1997, which is part of the Registration Statement on Form S-4 (No. 333-32927), filed by the Company.

       99.2 Financial Statements for Fred Meyer, Inc. prior to the Merger from the Annual Report on Form 10-K for the fiscal year ended February 1, 1997, as amended, and Quarterly Report on Form 10-Q for the quarter ended May 24, 1997, as amended.

       99.3 Financial Statements for Smith's from Smith's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, as amended, and Quarterly Report on Form 10-Q for the quarter ended July 5, 1997.


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